                         FINANCIAL HIGHLIGHTS
-     Keystone's net income for the third quarter and nine months ended
      September 30, 1996 exceeded 1995 results, but reflected a slight decline from the second quarter of this year. Return on average assets and return on average equity reached 1.32% and 13.63%, respectively, for the quarter.

-     Third quarter net income and earnings per share for 1996 reached
      $17,025,000 and $0.45, respectively, compared to $15,433,000 and
      $0.43 in the same period of 1995. Increases in net interest income, noninterest income and expenses from 1995 to 1996 were affected by banks merged in late 1995.

- Despite improvements from the prior year, third quarter results dropped slightly from the second quarter of 1996. Performance was influenced by the impact of rising interest rates on deposit costs between the second and third quarters of 1996. As a result, net interest income fell slightly and net interest margin declined to 4.37%.

- Noninterest revenues and expenses increased as a result of both the impact of late 1995 mergers and the influence of the third quarter acquisition of Key Investor Services, which offers a full range of investments including fixed annuities, variable annuities, and mutual funds. Noninterest revenues continued to reflect strong growth, including a 17% quarter to quarter increase from 1995 to 1996.

-     Total risk elements, which include both nonperforming assets and loans
      90 days past due, remained constant with second quarter levels.


                                                          1996                                  1995
                                             ---------------------------------      --------------------------------
                                             Third        Second       First        Fourth       Third
                                             Quarter      Quarter      Quarter      Quarter      Quarter      Annual

- Earnings per share*                          $0.45        $0.47        $0.44        $0.45        $0.43        $1.73
- Return on average assets                      1.32%        1.43%        1.36%        1.32%        1.28%        1.29%
- Return on average equity                     13.63%       14.60%       14.02%       13.99%       13.91%       14.06%

- Net interest margin                           4.37%        4.56%        4.57%        4.45%        4.37%        4.49%
- Noninterest income/revenues                  22.45%       21.60%       22.29%       19.37%       20.83%       19.45%
- Provision for credit losses/Average loans     0.27%        0.24%        0.24%        0.16%        0.26%        0.24%
- Noninterest expense/revenues                 59.56%       57.73%       59.95%       58.92%       58.46%       59.78%

- Nonperforming assets to loans                 0.71%        0.75%        0.74%        0.78%        0.77%          -
- 90 day past due loans to loans                0.58%        0.57%        0.45%        0.44%        0.42%          -
- Total risk elements to loans                  1.29%        1.32%        1.19%        1.22%        1.19%          -

- Allowance for credit losses to loans          1.28%        1.30%        1.32%        1.32%        1.34%          -
- Allowance for credit losses to
        nonperforming loans                      254%         247%         261%         257%         274%          -
- Net charge-offs/Average loans                 0.24%        0.24%        0.25%        0.24%        0.20%        0.21%
- Equity to assets                              9.69%        9.79%        9.74%        9.47%        9.30%          -
- Total risk adjusted capital ratio            14.80%       15.02%       14.92%       14.83%       14.70%          -

* Restated for the three-for-two stock split declared July, 1996.

                               PER SHARE STATISTICS (1)

- Earnings per Share
                                             Fourth        Third         Second        First
                                             Quarter       Quarter       Quarter       Quarter        Total

1996                                                        $0.45         $0.47         $0.44         $1.36
1995                                          $0.45         $0.43         $0.43         $0.42         $1.73
1994                                          $0.40         $0.26         $0.40         $0.40         $1.46

- Average Shares Outstanding
                                             Fourth        Third         Second        First         Average
                                             Quarter       Quarter       Quarter       Quarter       For Year

1996                                                   38,164,065    38,022,920    37,950,453    38,046,244
1995                                     36,142,553    35,352,675    35,197,571    35,146,901    35,462,358
1994                                     35,095,010    34,930,629    35,062,089    35,135,651    35,093,138

- Book Value per Share
                                             Fourth        Third         Second        First
                                             Quarter       Quarter       Quarter       Quarter

1996                                                       $13.17        $12.92        $12.75
1995                                         $12.69        $12.64        $12.40        $12.04
1994                                         $11.64        $11.63        $11.66        $11.72

                                                     QUARTER-END INFORMATION

(dollars in thousands)                                1996                              1995
                                       -----------------------------------       ---------------------
                                       Third         Second        First         Fourth        Third
                                       Quarter       Quarter       Quarter       Quarter (2)   Quarter

Loans                                    $3,481,937    $3,397,203    $3,355,552    $3,365,716    $3,243,618
Earning assets                            4,885,173     4,720,625     4,672,069     4,755,763     4,525,818
Total assets                              5,186,129     5,020,979     4,966,610     5,074,785     4,807,854
Deposits                                  4,111,103     4,058,766     3,990,379     4,061,888     3,848,290
Total shareholders' equity                  502,579       491,317       483,890       480,694       447,214
Unrealized securities gains(losses), net     (4,523)       (5,609)       (3,438)        1,198        (2,352)
   Number of shares outstanding(1)        38,164,896    38,034,993    37,989,806    37,884,554    35,376,956

(1)  Restated for the three-for-two stock split declared July, 1996.

(2)  During the fourth quarter of 1995, Keystone consummated pre-announced mergers with Shawnee Financial Services Corporation and National American
Bancorp, Inc.  Although these transactions were accounted for under the pooling of interests method of accounting, prior period results were not restated due to the immaterial impact the mergers had on Keystone's consolidated financial condition and results of operations.  In total, the two mergers increased year-end loans, total assets, and equity by approximately $116 million, $225 million, and $22 million, respectively.

                                  CONDENSED CONSOLIDATED QUARTERLY AVERAGE
                                          STATEMENTS OF CONDITION


(in thousands)                                   1996                             1995
                                   ---------------------------------      --------------------
                                   Third        Second       First        Fourth       Third
                                   Quarter      Quarter      Quarter      Quarter      Quarter
ASSETS
Earning Assets:

    Loans and leases                $3,424,853   $3,367,113   $3,392,181   $3,304,982   $3,264,259
    Assets held for resale              68,866       81,505       21,052       21,459       40,191
    Federal funds sold and other       121,468      102,138      114,703      162,889      198,657
    Taxable investment securities    1,085,837    1,032,165    1,069,390      993,056      889,968
    Nontaxable investment securities   132,176      124,377      124,200      126,801      129,000
Total earning assets                 4,833,200    4,707,298    4,721,526    4,609,187    4,522,075

Cash and due from banks                156,475      147,538      143,239      145,080      153,508
Allowance for credit losses            (44,825)     (45,071)     (45,101)     (44,043)     (44,345)
Intangible assets                       14,466       14,921       15,368       14,112       10,960
Other assets                           154,195      152,268      148,571      142,500      137,620
TOTAL ASSETS                        $5,113,511   $4,976,954   $4,983,603   $4,866,836   $4,779,818

LIABILITIES AND EQUITY
Interest-bearing liabilities:
  Deposits less than $100,000:
  -   Now accounts                    $424,965     $433,775     $429,358     $425,851     $429,176
  -   Money market accounts            398,277      400,426      415,689      415,954      406,037
  -   Savings                          389,680      401,689      406,246      392,686      409,969
  -   Time deposits                  2,118,504    2,049,346    2,016,052    1,947,640    1,912,743
  Deposits greater than $100,000       261,661      237,623      234,974      245,810      217,516
Short-term borrowings                  275,735      241,506      261,202      232,644      212,559
FHLB Borrowings                        138,279      136,162      167,145      166,130      188,369
Long-term debt, other                    2,821        3,385        3,893        4,338        4,767
Total interest-bearing liabilities   4,009,922    3,903,912    3,934,559    3,831,053    3,781,136

Noninterest-bearing deposits           508,098      494,991      486,975      490,802      478,125
Other liabilities                       99,921       90,946       79,837       85,440       80,371
TOTAL LIABILITIES                    4,617,941    4,489,849    4,501,371    4,407,295    4,339,632
Shareholders' equity                   495,570      487,105      482,232      459,541      440,186
TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY             $5,113,511   $4,976,954   $4,983,603   $4,866,836   $4,779,818

                                                       GROWTH IN AVERAGE BALANCES (1)

                                                        1996                            1995
                                          ---------------------------------      ----------------------
                                          Third        Second       First        Fourth       Third
                                          Quarter      Quarter      Quarter      Quarter      Quarter

Loans                                      4.9%         3.0%         5.1%         6.0%        11.1%
Total assets                               7.0%         5.9%         5.9%         5.2%         7.6%
Deposits                                   6.4%         4.9%         4.6%         3.7%         5.3%
Shareholders' equity                      12.6%        13.3%        16.2%        12.6%         7.8%

(1) Compares current quarter to the comparable quarter of the prior year.

                               CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(dollars in thousands)                                 1996                            1995
                                        ----------------------------------     -----------------------------------
                                         Third        Second       First        Fourth       Third
                                        Quarter      Quarter      Quarter      Quarter      Quarter      Annual

Interest income                        $96,599      $94,596      $95,415      $93,646      $91,426     $363,931
Tax equivalent adjustment                1,196        1,234        1,199        1,312        1,348        5,618
Total interest income                   97,795       95,830       96,614       94,958       92,774      369,549
Interest expense                        44,700       42,161       42,824       43,239       42,930      166,579
Net interest income                     53,095       53,669       53,790       51,719       49,844      202,970
Provision for credit losses              2,312        2,036        1,988        1,357        2,160        7,859
Net interest income after provision     50,783       51,633       51,802       50,362       47,684      195,111
Noninterest income                      15,373       14,782       15,426       12,427       13,112       49,004
Security transactions                     ---           101          452          925            6        1,317
Noninterest expense                     40,781       39,519       41,497       38,338       36,806      150,634
Income before income taxes              25,375       26,997       26,183       25,376       23,996       94,798
Income taxes                             7,154        8,030        8,127        7,860        7,215       27,866
Tax equivalent adjustment                1,196        1,234        1,199        1,312        1,348        5,618
NET INCOME                             $17,025      $17,733      $16,857      $16,204      $15,433      $61,314
Tax effect of security transactions    $  ---       $    35      $   158      $   324      $     2      $   461

                                                      ANALYSIS OF NONINTEREST INCOME

(dollars in thousands)                              1996                                   1995
                                       ---------------------------------      -------------------------------
                                       Third        Second       First        Fourth       Third
                                       Quarter      Quarter      Quarter      Quarter    Quarter      Annual

Trust  and investment advisory fees    $ 3,751     $ 3,726      $ 3,681      $ 3,371     $ 2,831     $12,557
Service charges - deposits               3,667       3,689        3,462        3,486       3,269      13,205
Mortgage banking income                  1,853       1,986        1,698        1,283       1,802       6,111
Fee income                               3,514       3,492        3,309        3,076       3,329      12,135
Reinsurance income                         551         538          586          505         460       2,047
Other                                    2,037       1,351        2,690          706       1,421       2,949
Total noninterest income               $15,373     $14,782       15,426       12,427      13,112      49,004
Noninterest income to average assets*    1.19%       1.19%        1.24%        1.01%       1.09%       1.03%
*Annualized

                                               ANALYSIS OF NONINTEREST EXPENSE

(dollars in thousands)                              1996                                    1995
                                       ---------------------------------      -----------------------------------
                                       Third        Second       First        Fourth       Third
                                       Quarter      Quarter      Quarter      Quarter      Quarter      Annual

Salaries expense                      $ 17,852     $ 16,819     $ 16,971      $16,864     $ 15,260     $ 62,115
Employee benefits                        3,065        3,064        3,830        2,520        2,618       10,898
Occupancy expense                        3,324        3,329        3,488        3,073        3,209       12,650
Furniture and equipment expense          3,536        3,405        3,355        3,365        3,065       12,435
Deposit insurance                          198          171          215          520          142        4,957
Other expense                           12,806       12,731       13,638       11,996       12,512       47,579
Total noninterest expense             $ 40,781     $ 39,519     $ 41,497      $38,338       36,806     $150,634
Noninterest expense to average assets*   3.16%        3.18%        3.34%        3.13%        3.06%        3.16%
Noninterest expense to revenues         59.56%       57.73%       59.95%       58.92%       58.46%       59.47%
Avg. full-time equivalent employees      2,456        2,449        2,432        2,334        2,308        2,315
*Annualized

                                                NET INTEREST INCOME ANALYSIS

                                                                Third Quarter
                                                     1996                           1995
                                             --------------------           -------------------
(dollars in thousands)                       Amount          Rate           Amount      Rate       Change
Interest income:*
    Loans - Commercial                      $ 13,837         8.78 %     $ 12,455        9.15 %    $ 1,382
            Commercial - Real Estate          20,882         9.26         20,654        9.23          228
            Consumer - Mortgage               15,089         7.91         15,917        8.14         (828)
            Consumer                          25,303         8.80         23,513        8.79        1,790
    Assets held for resale                     1,596         9.22            788        7.78          808
    Investments                               19,467         6.36         16,483        6.42        2,984
    Federal funds sold and other               1,621         5.31          2,964        5.92       (1,343)
    Total interest income                     97,795         8.05         92,774        8.14        5,021
Interest expense:
    Deposits -  NOW                            1,436         1.34          1,939        1.79         (503)
                Savings                        1,928         1.99          2,113        2.04         (185)
                Money Market                   2,364         2.34          2,577        2.52         (213)
                Time                          33,543         5.61         30,631        5.71        2,912
    Short-term borrowings                      3,078         4.44          2,583        4.82          495
    FHLB borrowings                            2,267         6.52          3,003        6.32         (736)
    Long-term debt, other                         84         8.78             84        6.98            0
    Total interest expense                    44,700         4.43         42,930        4.50        1,770
Net interest income                         $ 53,095                    $ 49,844                   $3,251
Spread                                                       3.62                       3.64
Net interest margin                                          4.37 %                     4.37 %
*Fully taxable equivalent

                                                               Year-to-Date
                                                      1996                     1995
                                              -------------------         ------------------
(dollars in thousands)                        Amount         Rate         Amount      Rate         Change
Interest income:*
    Loans - Commercial                       $41,050         8.86 %      $39,103        9.24 %     $1,947
            Commercial - Real Estate          62,690         9.37         61,466        9.48        1,224
            Consumer - Mortgage               47,580         8.19         47,529        8.01           51
            Consumer                          74,327         8.89         67,537        8.72        6,790
    Assets held for resale                     3,360         7.85          1,208        7.56        2,152
    Investments                               56,744         6.37         51,726        6.47        5,018
    Federal funds sold and other               4,488         5.31          6,022        6.04       (1,534)
    Total interest income                    290,239         8.14        274,591        8.19       15,648
Interest expense:
    Deposits -  NOW                            4,366         1.36          5,877        1.88       (1,511)
                Savings                        5,944         2.00          6,619        2.06         (675)
                Money Market                   7,060         2.32          8,055        2.53         (995)
                Time                          96,482         5.59         86,884        5.60        9,598
    Short-term borrowings                      8,430         4.34          7,447        4.92          983
    FHLB borrowings                            7,138         6.48          8,157        6.05       (1,019)
    Long-term debt, other                        265         8.61            301        7.61          (36)
    Total interest expense                   129,685         4.39        123,340        4.40        6,345
Net interest income                         $160,554                    $151,251                   $9,303
Spread                                                       3.75                       3.79
Net interest margin                                          4.49 %                     4.50 %
*Fully taxable equivalent


                                              PERIOD-END LOAN PORTFOLIO ANALYSIS

(in thousands)                                                   1996                              1995
                                                    -----------------------------------       ------------------------
                                                    Third         Second        First         Fourth        Third
                                                    Quarter       Quarter       Quarter       Quarter       Quarter
Commercial:
    Commercial and industrial loans             $     501,907 $     481,481 $     463,126 $     448,639 $     414,973
    Floor plan financing                              146,124       148,670       148,109       163,431       144,888
    Obligations of political subdivisions              28,523        26,783        28,169        31,159        31,534
    Total commercial loans                            676,554       656,934       639,404       643,229       591,395
Commercial real estate:
    Commercial and industrial                         684,480       673,567       671,153       680,161       680,678
    Multi-family residential                           77,553        76,014        76,077        73,079        68,733
    Obligations of political subdivisions              30,283        29,335        30,365        33,010        30,007
    Agricultural                                        8,458         8,401         8,832         8,853         4,812
    Construction and land development                  72,278        75,807        71,281        73,211        70,630
    Total commercial real estate                      873,052       863,124       857,708       868,314       854,860
Consumer:
    Real estate                                       798,728       789,384       804,573       828,059       795,058
    Installment                                       553,665       557,476       570,255       562,592       566,431
    Home equity                                       273,331       260,004       239,455       239,915       229,413
    Personal lines of credit                           36,627        36,519        37,094        39,053        37,263
    Lease financing                                   269,980       233,762       207,063       184,554       169,198
    Total consumer loans                            1,932,331     1,877,145     1,858,440     1,854,173     1,797,363
Total loans                                     $   3,481,937 $   3,397,203 $   3,355,552 $   3,365,716 $   3,243,618

                                                    RISK ELEMENTS ANALYSIS

(in thousands)                                                   1996                               1995
                                                      ------------------------------------      ----------------------------
                                                     Third         Second        First         Fourth        Third
                                                     Quarter       Quarter       Quarter       Quarter       Quarter
Nonperforming assets:

   Nonaccrual loans                             $      16,944 $      16,999 $      16,335 $      16,740 $      15,695
   Troubled debt restructurings                           582           954           632           503           102
   Other real estate                                    7,316         7,678         7,761         8,984         9,288
Total nonperforming assets                             24,842        25,631        24,728        26,227        25,085
Loans 90 days or more past due                         20,094        19,475        15,200        14,995        13,579
Total risk elements                             $      44,936 $      45,106 $      39,928 $      41,222 $      38,664

- Delinquent loans to period-end loans*                  2.37%         2.40%         2.13%         2.18%         1.74%
- Nonperforming assets to period-end loans               0.71%         0.75%         0.74%         0.78%         0.77%
- Total risk elements to period-end loans                1.29%         1.32%         1.19%         1.22%         1.19%

*The numerator consists of loans 30 days or more past due.


                                           COMPONENTS OF NONPERFORMING ASSETS

(in thousands)                                         1996                            1995
                                         ---------------------------------      ------------------------
                                         Third        Second       First        Fourth       Third
                                         Quarter      Quarter      Quarter      Quarter      Quarter

Commercial                           $      4,071 $      4,650 $      4,362 $      4,213 $      3,735
Commercial real estate:
    Construction and development              861        1,113        1,388        1,260        1,183
    Permanent                              11,005       10,795        9,842       10,389        9,400
Residential real estate                       373          419          712          612          638
Consumer                                    1,216          976          663          769          841
Nonaccrual and restructured loans          17,526       17,953       16,967       17,243       15,797
Other real estate                           7,316        7,678        7,761        8,984        9,288
Total nonperforming assets           $     24,842 $     25,631 $     24,728 $     26,227 $     25,085

                                           ALLOWANCE FOR CREDIT LOSSES

(in thousands)                                        1996                           1995
                                         --------------------------------      ----------------------
                                          Third      Second       First        Fourth       Third
                                         Quarter     Quarter      Quarter      Quarter      Quarter

Balance at beginning of period       $     44,271 $     44,287 $     44,377 *     43,303 *     43,589
Allowance obtained through mergers              -            -            -        1,750           -
Allowance transferred out                       -            -            -            -        (815)
Loans charged-off:
    Commercial                               (141)        (616)        (218)        (373)         (13)
    Real estate secured                      (431)        (672)        (563)        (556)        (171)
    Consumer                               (1,945)      (1,033)      (1,706)      (1,407)      (1,555)
    Lease financing                          (196)        (143)        (269)        (291)        (184)
Total loans charged-off                    (2,713)      (2,464)      (2,756)      (2,627)      (1,923)
Recoveries:
    Commercial                                 38           76          271           74           17
    Real estate secured                       209           99          105          282           21
    Consumer                                  329          208          252          204          231
    Lease financing                            49           29           50           34           23
Total recoveries                              625          412          678          594          292
Net loans charged-off                      (2,088)      (2,052)      (2,078)      (2,033)      (1,631)
Provision for credit losses                 2,312        2,036        1,988        1,357        2,160
Balance at end of period             $     44,495 $     44,271  $    44,287    $   44,377  $     43,303
- Net loans charged-off to average loans*    0.24%        0.24%        0.25%        0.24%        0.20%
- Provision for credit losses to ave. lns*   0.27%        0.24%        0.24%        0.16%        0.26%
- Allowance for credit losses to loans       1.28%        1.30%        1.32%        1.32%        1.34%
*Annualized

                                                       OTHER RATIOS

                                                                    1996                            1995
                                                     ----------------------------------     ---------------------
                                                      Third        Second       First        Fourth       Third
                                                     Quarter      Quarter      Quarter      Quarter      Quarter

Investment portfolio - market to amortized cost       99.5%        99.1%        99.7%       100.7%        99.9%
Dividend payout ratio                                 53.3%        51.4%        53.7%        53.7%        52.3%
Loans to deposits ratio, average                      83.5%        83.8%        85.0%        84.3%        84.7%


                                                       FEE GENERATION ACTIVITY

(in thousands)                                                   1996                               1995
                                                     ----------------------------------     --------------------
                                                      Third        Second       First        Fourth       Third
                                                     Quarter      Quarter      Quarter      Quarter      Quarter

Mortgage loans originated                           $ 55,287     $ 61,103     $ 50,808     $ 41,607     $ 48,010
Mortgage loans sold                                   25,248       38,015       33,387       29,729       30,503
End of period mortgages serviced for others          555,004      540,088      551,055      520,809      509,631
End of period indirect loans securitized & serviced  108,359      120,824       53,375       59,899       67,960


                                 Market Price and Dividends Declared *
                                                                           Closing Bid Price Range
                                                                                                    Dividends
                                         Quarter                               High          Low     Declared
1996
                                             I                                $22.83       $19.83        $0.24
                                            II                                 22.75        20.75         0.24
                                           III                                 25.33        21.67         0.24
                                                                                       Total             $0.72
1995
                                             I                                $20.17       $17.50        $0.23
                                            II                                 19.33        18.00         0.23
                                           III                                 21.50        18.50         0.23
                                            IV                                 22.67        19.67         0.24
                                                                                      Total              $0.93
1994
                                             I                                $21.50       $18.33        $0.21
                                            II                                 21.33        18.50         0.21
                                            III                                21.33        18.50         0.21
                                            IV                                 20.17        18.17         0.23
                                                                                      Total              $0.86

*Restated for the three-for-two stock split declared July, 1996.
